UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2006

OMNICOM GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)
437 Madison Avenue, New York, NY (Address of Principal Executive Offices)	10022 (Zip Code)

Registrants’ telephone number, including area code: (212) 415-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

        On February 27, 2006, Omnicom Group Inc. (“Omnicom”) made a presentation at an analyst conference in which its financial results for the twelve months ended December 31, 2005 were discussed. The conference presentation materials are attached as Exhibit 99.1 hereto.

        On February 27, 2006, Omnicom posted the materials attached as Exhibits 99.1 on its web site (www.omnicomgroup.com).

        As discussed on page 1 of Exhibit 99.1, the presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in Omnicom’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

        The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

        The filing of this Report and the furnishing of this information pursuant to Items 2.02 and 7.01 (including the conference presentation materials) do not mean that such information is material or that disclosure of such information is required.

Item 7.01 Regulation FD Disclosure.

        See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit Number	Description
99.1	Conference presentation materials dated February 27, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.
By:	/s/ Philip J. Angelastro Name: Philip J. Angelastro Title: Senior Vice President Finance and Controller

Date: February 27, 2006

2

EXHIBIT INDEX

Exhibit Number	Description
99.1	Conference presentation materials dated February 27, 2006.

3